FIDELITY RETIREMENT RESERVES
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2003

Beginning July 1, 2003, for Contracts issued in most states, the following information replaces information found in the first paragraph of the "Death Benefit" section on page 24.

If the Annuitant dies on or before his or her 85th birthday and the death occurs before the Annuity Date, we will, upon receipt of proof of death at the Annuity Service Center, pay a Death Benefit to the Beneficiary you have designated.

The Death Benefit will be the greater of (1) or (2) below:

1) The purchase payments made, adjusted for any partial withdrawals or partial 1035 exchanges as described in the following sentence and any applicable taxes. Withdrawals or partial 1035 exchanges will reduce the Death Benefit proportionately to the reduction in Contract Value caused by the withdrawal or partial 1035 exchange.

2) The Contract Value on the date that proof of death is received by the Company at the Annuity Service Center. Proof of death is deemed received when we have received the death certificate and all additional required paperwork, such as tax withholding forms and other required documents.

If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on the date that proof of death, as defined above, is received by the Company at the Annuity Service Center.

NRR7-03-03 June 25, 2003
1.761187.104